SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 AUGUST 23, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission               IRS Employer
jurisdiction                      File Number              Identification
of incorporation                                           Number

Delaware                            1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form that the registrant deems of importance to security holders.

         On  August  23,  2002  registrant   issued  a  press  release  entitled
"Halliburton Dividend Declaration."

         A copy of the press release is attached hereto as an Exhibit.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 99 - Press release dated August 23, 2002.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:     August 23, 2002              By: /s/ Susan S. Keith
                                          -------------------------------------
                                               Susan S. Keith
                                               Vice President and Secretary











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                                  EXHIBIT INDEX



Exhibit                                                    Sequentially
Number                  Description                        Numbered Page

99                      Press Release of                   5 of 5
                        August 23, 2002
                        Incorporated by Reference











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